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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) April 25, 2001

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                   ------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                     333-68542                 13-3633241
(STATE OR OTHER JURISDICTION          (COMMISSION            (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)

    383 Madison Avenue
    New York, New York                                              10179
    ------------------                                              -----
   (ADDRESS OF PRINCIPAL                                         (ZIP CODE)
    EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000








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



Item 5.  Other Events
         ------------

         1. A distribution was made to the Certificateholders of the GMACM Mortgage Loan Trust 1999-J2, Mortgage Pass-Through Certificates, Series 1999-J2, on April 25, 2001. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated November 1, 1999 by and among Structured Asset Mortgage Investments Inc., as Seller, GMAC Mortgage Corporation, as Servicer, and Norwest Bank Minnesota, N.A., as Trustee.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits.

                  (1) April 25, 2001 - Information on Distribution to Certificateholders

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            STRUCTURED ASSET MORTGAGE
                                            INVESTMENTS INC.


                                            By: /s/ Joseph T. Jurkowski, Jr.
                                                ----------------------------
                                            Name:   Joseph T. Jurkowski, Jr.
                                            Title:  Vice President

Dated: February 20, 2003

                                  EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             20                            April 25, 2001 -                    6
                                                            Information on
                                                            Distribution to
                                                            Certificateholders

                                    EXHIBIT 1